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                                                                    EXHIBIT 23.2


                        Consent of Independent Auditors


The Board of Directors
SonoSite, Inc.:

We consent to the use of our report incorporated herein by reference.

/s/  KPMG LLP


Seattle, Washington
May 2, 2001